CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 11/11)

No. 1

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Business Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ Vacant Land Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Residential Listing Agreement, ☐ Buyer Representation Agreement, ☐ Other ______

dated September 29, 2011, on property known as Yucca Trail Rd. 0588-131-74-0000,

in which Coronus Energy Corp, is referred to as ("Buyer/Tenant/Broker")
and Peter E Wellington, Ann Elizabeth Wellington is referred to as ("Seller/Landlord/Broker").

We amend the agreement, making it subject to Coronus board of director approval on or before July 31, 2012, and we amend the close of escrow date to August 15, 2012. Commencing April 30, 2012, Coronus makes the following, non-refundable payments to Peter and Anne Wellington:

April 30, 2012 - $909
May 31, 2012 - $939
June 30, 2012 - $909
July 31, 2012 - $939
August 15, 2012 - $455

The payments are separate from the purchase price, and not related to the deposit or instalment note. Coronus will make the payments directly to Peter and Anne Wellington, and not through escrow.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date APRIL 3, 2012 Date ______

Buyer/Tenant X [signature] Coronus Energy Corp
Seller/Landlord X Peter E Wellington

Buyer/Tenant ______
Seller/Landlord X Ann Elizabeth Wellington

Broker ______
Broker ______

By ______ Mohammad Alam
By ______ Mohammad Alam

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ______ Date ______

EQUAL HOUSING OPPORTUNITY

CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 11/11)

No. 1

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Business Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ Vacant Land Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Residential Listing Agreement, ☐ Buyer Representation Agreement, ☐ Other ______

dated *September 29, 2011*, on property known as *Yucca Trail Rd. 0588-131-74-0000*

in which *Coronus Energy Corp ,* is referred to as ("Buyer/Tenant/Broker")

and *Peter E Wellington, Ann Elizabeth Wellington* is referred to as ("Seller/Landlord/Broker").

We amend the agreement, making it subject to Coronus board of director approval on or before July 31, 2012, and we amend the close of escrow date to August 15, 2012. Commencing April 30, 2012, Coronus makes the following, non-refundable payments to Peter and Anne Wellington:

April 30, 2012 - $909
May 31, 2012 - $939
June 30, 2012 - $909
July 31, 2012 - $939
August 15, 2012 - $455

The payments are separate from the purchase price, and not related to the deposit or instalment note. Coronus will make the payments directly to Peter and Anne Wellington, and not through escrow.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date APRIL 3, 2012

Buyer/Tenant X [signature]
Coronus Energy Corp

Buyer/Tenant ______

Broker ______

By ______
Mohammad Alam

Date APRIL 3, 2012

Seller/Landlord X [signature]
Peter E Wellington

Seller/Landlord X ______
Ann Elizabeth Wellington

Broker ______

By ______
Mohammad Alam

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ______ Date ______

EQUAL HOUSING OPPORTUNITY

Agent: Mohammed Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia , CA 92392

CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 11/11)

No. 1

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Business Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ Vacant Land Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Residential Listing Agreement, ☐ Buyer Representation Agreement, ☐ Other ____________,

dated *September 29, 2011*, on property known as *Yucca Trail Rd. 0588-131-74-0000*,

in which *Coronus Energy Corp ,* is referred to as ("Buyer/Tenant/Broker")
and *Peter E Wellington, Ann Elizabeth Wellington* is referred to as ("Seller/Landlord/Broker").

We amend the agreement, making it subject to Coronus board of director approval on or before July 31, 2012, and we amend the close of escrow date to August 15, 2012. Commencing April 30, 2012, Coronus makes the following, non-refundable payments to Peter and Anne Wellington:

April 30, 2012 - $909
May 31, 2012 - $939
June 30, 2012 - $909
July 31, 2012 - $939
August 15, 2012 - $455

The payments are separate from the purchase price, and not related to the deposit or instalment note. Coronus will make the payments directly to Peter and Anne Wellington, and not through escrow.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date APRIL 3, 2012	Date April 4, 2012
Buyer/Tenant X [signature] Coronus Energy Corp	Seller/Landlord X Peter E Wellington
Buyer/Tenant ____________	Seller/Landlord X [signature] Ann Elizabeth Wellington
Broker ____________	Broker ____________
By ____________ Mohammad Alam	By ____________ Mohammad Alam

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ________ Date ________

EQUAL HOUSING OPPORTUNITY

Agent: Mohammad Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia , CA 92392